                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

         CRIIMI MAE Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                               CRIIMI MAE Inc.
                            11200 Rockville Pike
                         Rockville, Maryland 20852

                                                                 March 27, 1998

Dear Shareholder:

    You are cordially invited to attend the Annual Meeting of Shareholders of CRIIMI MAE Inc. to be held on Tuesday, May 12, 1998, at 10:00 a.m., local time, at the Hyatt Regency Bethesda, One Bethesda Metro Center, Bethesda, Maryland. The formal Notice of the Annual Meeting and a Proxy Statement describing the purposes of the meeting are enclosed. Please give them your prompt and careful attention.

    Your vote is important. Whether or not you plan to attend the meeting, please sign and return your proxy in the enclosed envelope promptly. No postage is necessary if mailed in the United States.

    Thank you for your cooperation and prompt reply.

                                       Sincerely,

                                       /s/ William B. Dockser

                                       WILLIAM B. DOCKSER
                                       Chairman of the Board of Directors

                               CRIIMI MAE Inc.
                                 ____________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD MAY 12, 1998
                                 ____________

To Our Shareholders:

    The 1998 Annual Meeting of Shareholders of CRIIMI MAE Inc. (the "Corporation") will be held on Tuesday, May 12, 1998, at 10:00 a.m., local time, at the Hyatt Regency Bethesda, One Bethesda Metro Center, Bethesda, Maryland for the following purposes:

1. To elect two Class III directors to hold office until the 2001 Annual Meeting of Shareholders or until their successors have been duly elected and qualified;

2. To consider and vote on an amendment to increase the number of shares of Common Stock authorized for issuance under the Stock Option Plan for Key Employees;

3. To ratify the appointment of Arthur Andersen LLP as the Corporation's independent accountants for the 1998 fiscal year; and

4. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

    The Board of Directors has fixed the close of business on March 20, 1998 as the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting.

    A Proxy Statement, proxy card and the Annual Report to Shareholders (including audited financial statements) for the year ended December 31, 1997 are enclosed with this Notice.

IMPORTANT:

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE FILL
IN, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING. IF YOU ATTEND THE ANNUAL MEETING AND DESIRE TO WITHDRAW YOUR PROXY AND VOTE IN PERSON, YOU MAY DO SO EVEN THOUGH YOU HAVE PREVIOUSLY SENT IN YOUR PROXY.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/ H. William Willoughby

                                       H. WILLIAM WILLOUGHBY
                                       Secretary

March 27, 1998

                               TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                -----
About the Meeting..........................................................................................           1

      What is the purpose of the Annual Meeting?...........................................................           1
      Who is entitled to vote?.............................................................................           1
      Who can attend the Annual Meeting?...................................................................           1
      What constitutes a quorum?...........................................................................           1
      How do I vote?.......................................................................................           1
      Can I change my vote after I return my proxy card?...................................................           2
      What are the Board of Directors's recommendations?...................................................           2
      What vote is required to approve each proposal?......................................................           2

Beneficial Ownership of Common Shares......................................................................           3

      Who are the largest owners of the Corporation's common stock?........................................           3
      How many shares of common stock do the Corporation's directors and officers own?.....................           3

Section 16(a) Beneficial Ownership Reporting Compliance....................................................           3

Proposal 1--Election of Directors..........................................................................           4

      Persons Nominated for Election as Directors..........................................................           4
      Directors Continuing in Office.......................................................................           5

Directors' Remuneration....................................................................................           6

      How are directors compensated?.......................................................................           6
      How often did the Board of Directors meet during 1997?...............................................           6
      Certain Committees of the Board of Directors.........................................................           7
      Certain Legal Proceedings............................................................................           7

Executive Officers who are not also Directors..............................................................           8

Executive Compensation.....................................................................................           9

      Summary Compensation Table...........................................................................           9
      Option Grants in 1997................................................................................          10
      Employment and Noncompetition Agreements.............................................................          11
      Employee Stock Option Plan...........................................................................          11

Certain Relationships and Related Transactions.............................................................          12

Report of the Compensation and Stock Option Committee......................................................          13

Comparison of Cumulative Shareholder Returns...............................................................          15

Proposal 2--Amendment to the Amended and Restated Stock Option Plan for Key Employees......................          16

Proposal 3--Ratification of Appointment of Independent Accountants.........................................          16

Other Matters..............................................................................................          17

Additional Information.....................................................................................          17

                               CRIIMI MAE Inc.
                             11200 Rockville Pike
                           Rockville, Maryland 20852

                                 -------------

                                PROXY STATEMENT

                                 -------------

    This Proxy Statement is furnished by the Board of Directors of CRIIMI MAE Inc. (the "Corporation") in connection with its solicitation of proxies for use at the Annual Meeting of Shareholders on May 12, 1998, at 10:00 a.m., local time, at the Hyatt Regency Bethesda, One Bethesda Metro Center, Bethesda, Maryland, and at any and all adjournments thereof (the "Annual Meeting").
Proxy Statements and the accompanying proxy cards are being mailed to shareholders on or about March 27, 1998. The Corporation's Annual Report to Shareholders (including audited financial statements) for the year ended December 31, 1997 and a proxy card for use at the Annual Meeting are enclosed.

                               ABOUT THE MEETING

What is the purpose of the Annual Meeting?

    At the Annual Meeting, shareholders will act upon the matters outlined in the accompanying Notice of Annual Meeting, including the election of directors, the amendment to the Corporation's Amended and Restated Stock Option Plan for Key Employees (the "Employee Stock Option Plan"), and ratification of the appointment of the Corporation's independent auditors. In addition, management will report on the performance of the Corporation during 1997 and respond to questions from shareholders.

Who is entitled to vote?

    The voting securities of the Corporation consist of shares of common stock, $.01 par value per share ("Common Shares"), of which 44,406,325 Common Shares were issued and outstanding at the close of business on March 20, 1998 (the "Record Date"). Only shareholders of record at the close of business on the Record Date are entitled to receive notice of the Annual Meeting and to vote the Common Shares that they held on that date at the Annual Meeting, or any postponement or adjournment thereof. Each Common Share is entitled to one vote. Shareholders do not have cumulative voting rights.

Who can attend the Annual Meeting?

    All shareholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting. However, as noted above, only shareholders of record are entitled to vote. Admission to the Annual Meeting will be on a first-come first-served basis. The Annual Meeting will begin at 10:00 a.m.

What constitutes a quorum?

    The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of Common Shares outstanding and entitled to vote on the Record Date will constitute a quorum, permitting the conduct of business. Proxy cards received but marked as abstentions and broker non-votes will be included in the calculation of the number of Common Shares considered to be present at the Annual Meeting. A broker non-vote occurs when a broker votes on some matter on the proxy card but not on others because the broker does not have the authority to do so.

How do I vote?

    If you complete, date and properly sign the accompanying proxy card and return it to the Corporation, it will be voted as you direct. To ensure your Common Shares are represented at the Annual Meeting, please return your proxy card promptly.

Can I change my vote after I return my proxy card?

    YES. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Corporation either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the Annual Meeting in person and so request, although attendance at the Annual Meeting will not by itself revoke a previously granted proxy.

What are the Board of Directors's recommendations?

    Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board of Directors' recommendation is set forth together with the description of each proposal in this Proxy Statement.
In summary, the Board of Directors recommends a vote:

    - For the election of the nominated slate of Class III directors (see page 4)

    - For the amendment to increase the authorized shares under the Employee Stock Option Plan (see pages 14-15)

    - For ratification of the appointment of Arthur Andersen LLP as the Corporation's independent accountants for the 1998 fiscal year (see page 15)

    With respect to any other matter that properly comes before the Annual Meeting, the proxy holders will vote in their discretion on any such matter.

    What vote is required to approve each proposal?

    - ELECTION OF DIRECTORS. The affirmative vote of a majority of the votes cast at the meeting in person or by proxy is required for the election of directors. A shareholder may (i) vote for the election of the two nominees, (ii) withhold authority to vote for both nominees or (iii) vote for the election of one nominee and withhold authority for the other by writing the latter's name in the space provided on the proxy card. An abstention or broker non-vote will not change the number of votes cast for nominees for director.

    - AMENDMENT TO THE EMPLOYEE STOCK OPTION PLAN. Approval of the proposed amendment to the Employee Stock Option Plan to increase the number of Common Shares authorized for issuance thereunder requires the affirmative vote of the majority of the votes cast at the Annual Meeting in person or by proxy. A shareholder may vote for or against or abstain from voting on this amendment. An abstention or broker non-vote will not change the number of votes cast for this amendment.

    - RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP. Approval of the proposal to ratify the appointment of Arthur Andersen LLP as the Corporation's independent accountants for the 1998 fiscal year requires the affirmative vote of the majority of the votes cast at the Annual Meeting in person or by proxy. A shareholder may vote for or against or abstain from voting on this appointment. An abstention or broker non-vote will not change the number of votes cast for this appointment.

    - OTHER PROPOSALS. For any other proposal properly brought before the Annual Meeting, the affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy will be required for approval.

    If the proxy is properly executed and returned, the Common Shares it represents will be voted at the Annual Meeting in accordance with the instructions noted thereon. If no direction is indicated, such Common Shares will be voted: (1) FOR each of the nominated directors; (2) FOR the approval of the amendment to the Employee Stock Option Plan; (3) FOR ratification of the appointment of Arthur Andersen LLP as the Corporation's independent accountants for the 1998 fiscal year and (4) for or against such other matters as may properly come before the Annual Meeting in the discretion of the proxy holders. The Corporation's management knows of no matter to be brought before the Annual Meeting which is not referred to in the Notice of Annual Meeting and this Proxy Statement. If, however, any other matter comes before the Annual Meeting, the proxy holders will vote in their own discretion, unless the proxy contains instructions to the contrary. Any shareholder executing a proxy has the power to revoke it at any time before it is voted by submitting a notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and orally withdrawing the proxy.

                     BENEFICIAL OWNERSHIP OF COMMON SHARES

Who are the largest owners of the Corporation's common stock?

    The Corporation knows of no single person or group that is the beneficial owner of more than 5% of the outstanding Common Shares. Information regarding the beneficial ownership of more than five percent of the Corporation's Common Shares is based upon filings received by the Corporation under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other information available to the Corporation.

How many shares of common stock do the Corporation's directors and officers own?

    The following table sets forth certain information regarding the beneficial ownership of Common Shares as of March 2, 1998 by (i) each director of the Corporation, (ii) each executive officer named in the Summary Compensation Table, and (iii) all directors and executive officers of the Corporation as a group. Unless otherwise indicated, the voting and investment powers for the Common Shares listed are held solely by the named holder.

                                                                     AMOUNT AND NATURE
                                                                     OF COMMON SHARES         PERCENTAGE OF COMMON
NAME                                                                BENEFICIALLY OWNED         SHARES OUTSTANDING
---------------------------------------------------------------  -------------------------  -------------------------
William B. Dockser.............................................               1,781,099 (a)(b)               4.1%
H. William Willoughby..........................................               1,475,595 (a)(c)               3.4%
Garrett G. Carlson, Sr.........................................                  10,000 (d)                    *
Larry H. Dale..................................................                   4,500                        *
G. Richard Dunnells............................................                  13,071                        *
Robert J. Merrick..............................................                   2,500                        *
Frederick J. Burchill..........................................                  40,932                        *
Cynthia 0. Azzara..............................................                  15,062                        *
Donald R. Drew.................................................                   1,600 (e)                    *
All Directors and Executive Officers as a Group (12 persons)...               3,341,892 (a)(b)(c)(d)(e)      7.6%

------------------------

*   Less than 1%.

(a) Includes 2,767 Common Shares owned by CRI, Inc. of which Messrs. Dockser and Willoughby are the sole shareholders.

(b) Includes 104,343 Common Shares held by Mr. Dockser's wife, 125,000 Common Shares held by the William B. Dockser '59 Charitable Lead Annuity Trust (for which Mr. Dockser has sole voting power) and 200,000 Common Shares held by the Dockser Family Foundation (for which Mr. Dockser has sole voting power).

(c) Includes 43,100 Common Shares held by Mr. Willoughby's wife, 25,000 Common Shares held by Mr. Willoughby's parents, 10,000 Common Shares held by Mr. Willoughby's son and 4,095 Common Shares held by Mr. Willoughby's daughter.

(d) Includes 1,000 Common Shares held by Mr. Carlson's wife and 8,500 Common Shares held by two partnerships in which Mr. Carlson is the sole general partner.

(e) Includes 1,000 Common Shares held by Mr. Drew's wife.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Except as otherwise noted, based solely on its review of Forms 3 and 4 and amendments thereto furnished to the Corporation, and written representations from certain reporting persons that no Forms 5 were required for those persons, the Corporation believes that all directors, officers and beneficial owners of more than 10% of the Common Shares have filed on a timely basis Forms 3, 4 and 5 as required in the year ended December 31, 1997.

                       PROPOSAL 1--ELECTION OF DIRECTORS

    The Corporation's Amended and Restated Bylaws classify the Board of Directors into three classes, as nearly equal in number as possible, each of whom serves for three years. The term of office of one class of directors expires each year in rotation so that one class is elected at each annual meeting for a full three-year term. The terms of two of the present directors will expire at the 1998 Annual Meeting. Mr. William B. Dockser and Mr. G. Richard Dunnells have been nominated for election as Class III directors, each to serve until the Annual Meeting of Shareholders in the year 2001 or until their successors have been duly elected and qualified. Unless authority to vote for one or both of the nominees is withheld, it is intended that Common Shares represented by proxies in the form accompanying this Proxy Statement will be voted FOR the election of the nominees listed below. Each of the nominees has consented to serve a three-year term. In case any such nominee becomes unable or unwilling to stand for election as a director for any reason not currently known or contemplated, the Common Shares represented by such proxies will be voted by the proxy holders for such other person as may be designated by the Board of Directors.

PERSONS NOMINATED FOR ELECTION AS DIRECTORS

    CLASS III DIRECTORS

NAME                                                                   PRINCIPAL OCCUPATION                       AGE
-----------------------------------------------------  -----------------------------------------------------      ---
William B. Dockser                                     Chairman of the Board of Directors of the Corporation          61
                                                       since 1989 and of CRIIMI MAE Financial Corporation
                                                       since 1995; Chairman of the Board of Directors and
                                                       shareholder of C.R.I., Inc. ("CRI") since 1974.

NAME                                                                   PRINCIPAL OCCUPATION                       AGE
-----------------------------------------------------  -----------------------------------------------------      ---
G. Richard Dunnells*                                   Director of the Corporation since 1991; Firm-wide              60
                                                       Hiring Partner, Partner in the Washington, D.C.
                                                       office and former director of the law firm of Holland
                                                       & Knight since January 1994; Chairman of the
                                                       Washington, D.C. law firm of Dunnells & Duvall from
                                                       1989 to 1993; Senior Partner of such law firm from
                                                       1973 to 1993; Special Assistant to the Under-
                                                       Secretary and Deputy Assistant Secretary for Housing
                                                       and Urban Renewal and Deputy Assistant Secretary for
                                                       Housing Management with the U.S. Department of
                                                       Housing and Urban Development from 1969 to 1973;
                                                       President's Commission on Housing from 1981 to 1982.

------------------------

*   Unaffiliated Director (as defined below)

DIRECTORS CONTINUING IN OFFICE

    The Class I and Class II directors constitute the remainder of the Board of Directors. Their terms will not expire until 1999 (Class I) and 2000 (Class II).

CLASS I DIRECTORS

                                                                                                                YEAR TERM
NAME                                                          PRINCIPAL OCCUPATION                    AGE        EXPIRES
-----------------------------------------------  -----------------------------------------------      ---      -----------
H. William Willoughby                            Director and Secretary of the Corporation since       51          1999
                                                 1989; Director of CRIIMI MAE Financial
                                                 Corporation since 1995; President of the
                                                 Corporation since 1990; Director and
                                                 shareholder of CRI since 1974; Secretary of CRI
                                                 from 1974 to 1990 and President of CRI since
                                                 1990.

                                                                                                                YEAR TERM
NAME                                                          PRINCIPAL OCCUPATION                    AGE        EXPIRES
-----------------------------------------------  -----------------------------------------------      ---      -----------
Garrett G. Carlson, Sr.*                         Director of the Corporation since 1989;               61          1999
                                                 President of Can-American Realty Corp.,
                                                 Canadian Financial Corp. and Shelter Realty,
                                                 Inc. since 1979, 1974 and 1992, respectively;
                                                 President of Garrett Real Estate Development
                                                 since 1982; Member of the Board of Directors of
                                                 Shelter Care Foundation and Community Housing
                                                 Corporation; Chairman of the Board of Directors
                                                 of SCA Realty Holdings Inc. from 1985 to 1995;
                                                 Vice Chairman of Shelter Development
                                                 Corporation Ltd. from 1983 to 1995 and member
                                                 of the Board of Directors of Bank Windsor from
                                                 1992 to 1994.

CLASS II DIRECTORS

                                                                                                                YEAR TERM
NAME                                                          PRINCIPAL OCCUPATION                    AGE        EXPIRES
-----------------------------------------------  -----------------------------------------------      ---      -----------
Robert J. Merrick*                               Director of the Corporation since 1997;               53          2000
                                                 Managing Director of MCG Credit Corporation
                                                 since 1998; Executive Vice President of Signet
                                                 Banking Corporation from 1985 through 1997;
                                                 Chief Credit Officer of Signet Banking
                                                 Corporation from 1985 through 1997, also served
                                                 as chairman of the Credit Policy Committee and
                                                 member of the Asset and Liability Committee and
                                                 Management Committee; Credit Officer--Virginia
                                                 Banking Corporation, an affiliate of Signet
                                                 Bank/ Virginia from 1980 to 1984.

------------------------

*   Unaffiliated Director (as defined below)

                                                                                                                YEAR TERM
NAME                                                          PRINCIPAL OCCUPATION                    AGE        EXPIRES
-----------------------------------------------  -----------------------------------------------      ---      -----------
Larry H. Dale*                                   Director of the Corporation since 1996;               52          2000
                                                 Managing Director and member of Board of
                                                 Directors, Newman and Associates; Senior
                                                 Adviser, Fannie Mae Housing Investment Fund in
                                                 1996; Executive Director of Fannie Mae's
                                                 National Housing Impact Division from 1991 to
                                                 1996; Senior Vice President-marketing and
                                                 mortgage-backed securities and Senior Vice
                                                 President -multifamily finance and housing
                                                 initiatives for Fannie Mae from 1987 to 1991;
                                                 Vice President with Newman and Associates from
                                                 1984 to 1987; President of Mid-City Financial
                                                 Corporation from 1981 to 1983; employed by the
                                                 U.S. Department of Housing and Urban
                                                 Development from 1971 to 1981, serving as a
                                                 deputy to the Assistant Secretary for
                                                 Housing/FHA Commissioner from 1979 to 1981.
                                                 Advisor to Fannie Mae American Communities Fund
                                                 and Mid-City Financial Corporation; Chairman,
                                                 National Equity Fund; President, Center for
                                                 Housing Policy; Director of Kimball-Hill Homes,
                                                 National Center for Lead-Safe Housing,
                                                 Community Preservation and Development
                                                 Corporation, National Housing Conference and
                                                 Denver Enterprise Foundation.

------------------------

*   Unaffiliated Director (as defined below)

DIRECTORS' REMUNERATION

How often did the Board of Directors meet during 1997?

    During 1997, the Board of Directors met four times in person, once by conference telephone and acted by unanimous written consent on eight occasions. All members of the Board of Directors attended 100% of the total number of meetings of the Board of Directors committees on which they served. Pursuant to the Corporation's Bylaws, a majority of the Board of Directors shall at all times consist of directors who are not officers or employees of the Corporation and do not perform any services for the Corporation other than as a director ("Unaffiliated Directors").

How are directors compensated?

    Directors who are also employees of the Corporation receive no additional compensation for their services as directors. Each Unaffiliated Director receives (i) an aggregate annual fee of $12,000, (ii) 500 Common Shares annually, (iii) options to purchase 500 Common Shares annually and (iv) a fee of $750 (for telephonic meetings) or $1,500 (for in-person meetings) per day for each meeting in which such director participates, including committee meetings held on days when the Board of Directors is not meeting. In addition, the Corporation reimburses directors (including those employed by the Corporation as executive officers) and officers for travel and other expenses incurred in connection with their duties as directors or officers of the Corporation. Each of Messrs. Carlson, Dale and Dunnells received from the Corporation (i) $12,000,
(ii) 500 Common Shares and (iii) options to purchase 500 Common Shares for their services as Unaffiliated Directors during the year ended December 31, 1997, plus traveling expenses, $1,500 per day for meetings attended and $750 per telephonic meeting in which they participated. Mr. Merrick received from the Corporation $12,000 for his services as Unaffiliated Director during the year ended December 31, 1997, plus traveling expenses, $1,500 per day for meetings attended and $750 per telephone meeting in which he participated. See "Proposal 1-Election of Directors" above.

CERTAIN COMMITTEES OF THE BOARD OF DIRECTORS

    The Board of Directors has an Audit Committee and a Compensation and Stock Option Committee. The Corporation has no nominating or similar committee.

    AUDIT COMMITTEE. The Board of Directors has an Audit Committee currently comprised of Messrs. Carlson, Dunnells and Merrick. A majority of the Audit Committee is required to consist of Unaffiliated Directors. The functions performed by the Audit Committee are to: (1) recommend independent auditors to the Corporation; (2) review the scope of the audit, audit fees, the audit report and the management letter with the Corporation's independent auditors; (3) review the financial statements of the Corporation; (4) review and approve non-audit services provided by the independent auditors; and (5) consult with the independent auditors and management with regard to the adequacy of internal controls. The Audit Committee met once in 1997.

    COMPENSATION AND STOCK OPTION COMMITTEE. The Board of Directors has a Compensation and Stock Option Committee currently comprised of Messrs. Carlson, Dale, Dunnells and Merrick, each of whom is an Unaffiliated Director. The Compensation and Stock Option Committee was formed to establish, review and modify the compensation (including salaries and bonuses) of the Corporation's executive officers, to administer the Employee Stock Option Plan and to perform such other duties as may be delegated to it by the Board of Directors. The Compensation and Stock Option Committee must consist of at least three members of the Board of Directors, appointed from time to time (and removable) by the Board of Directors. The Compensation and Stock Option Committee met five times in 1997 and acted by unanimous written consent on two occasions.

CERTAIN LEGAL PROCEEDINGS

    In June 1995, Edge Partners, L.P. (the "Plaintiff"), filed a Derivative Complaint on behalf of the Corporation, in the District Court of Maryland, Southern Division. The complaint was dismissed in December 1995. The Plaintiff filed a First Amended Class and Derivative Complaint (the "Complaint") in February 1996. The Complaint names as defendants each of the directors who served on the Board of Directors at the time of the acquisition by the Corporation of the mortgage investment, servicing, origination and advisory businesses of CRI and its affiliates (the "Merger") and the Corporation as a nominal defendant. Each of the directors has an indemnity from the Corporation.

    Count I of the complaint alleges violations of Section 14(a) of the Exchange Act for issuing a materially false and misleading proxy in connection with the Merger and brings such count individually on its own behalf and asks the court to certify such count as a class action. Count II alleges a breach of fiduciary duty owed to the Corporation and its shareholders and purports to bring such count derivatively in the right of and for the benefit of the Corporation. Through the Complaint, the Plaintiff seeks, among other relief, that unspecified damages be accounted to the Corporation, that the shareholder vote in connection with the Merger be null and void and that certain salaries and other remuneration paid to the directors be returned to the Corporation.

    On February 3, 1998, the Corporation, the individual defendants and the Plaintiff executed a settlement agreement. Under the terms of the settlement agreement, the Corporation will neither make or receive any payments as a result of the settlement, but will make, upon court approval, certain disclosures and adopt a non-binding policy sought by the Plaintiff. The settlement agreement was preliminarily approved by the court on February 12, 1998. Shareholders of record as of February 3, 1998 received, or should have received, notice of the proposed settlement and had until March 25, 1998 to file any objections. Final approval of the settlement is scheduled for April 9, 1998.

                 EXECUTIVE OFFICERS WHO ARE NOT ALSO DIRECTORS

NAME                                                                   PRINCIPAL OCCUPATION                       AGE
-----------------------------------------------------  -----------------------------------------------------      ---
Frederick J. Burchill                                  Executive Vice President of the Corporation since           48
                                                       1991; Senior Vice President of CRI from 1990 to June
                                                       1995.

NAME                                                                   PRINCIPAL OCCUPATION                       AGE
-----------------------------------------------------  -----------------------------------------------------      ---
Cynthia O. Azzara                                      Chief Financial Officer of the Corporation since            37
                                                       1994; Senior Vice President of the Corporation since
                                                       1995 and Treasurer of the Corporation since 1997;
                                                       Accounting and Finance Departments of CRI from 1985
                                                       to June 1995.

NAME                                                                   PRINCIPAL OCCUPATION                       AGE
-----------------------------------------------------  -----------------------------------------------------      ---
Douglas L. Cooper                                      Senior Vice President of the Corporation since March        36
                                                       1998; Vice President and Chief Underwriter of the
                                                       Corporation from January 1996 to March 1998; Senior
                                                       Credit Policy Officer for the Real Estate Banking
                                                       Group for NationsBank from June 1995 to January 1996.

NAME                                                                   PRINCIPAL OCCUPATION                       AGE
-----------------------------------------------------  -----------------------------------------------------      ---
Donald R. Drew                                         Senior Vice President of the Corporation since April        40
                                                       1997; Vice President of First Union National Bank of
                                                       Virginia from June 1994 to April 1997; Senior Vice
                                                       President and Vice President of First American Metro
                                                       Corporation from December 1992 to June 1993 and July
                                                       1992 to December 1992, respectively.

NAME                                                                   PRINCIPAL OCCUPATION                       AGE
-----------------------------------------------------  -----------------------------------------------------      ---
Brian L. Hanson                                        Senior Vice President of the Corporation since March        36
                                                       1998; Group Vice President of the Corporation from
                                                       March 1996 to March 1998; Chief Operating Officer,
                                                       Director of Asset Operations and Portfolio Director
                                                       of JCP Partners, Lambran, MD from 1991 to March 1996.

NAME                                                                   PRINCIPAL OCCUPATION                       AGE
-----------------------------------------------------  -----------------------------------------------------      ---
David B. Iannarone                                     Senior Vice President of the Corporation since March        37
                                                       1998; General Counsel of the Corporation since July
                                                       1996; Counsel-Securities and Finance for Federal
                                                       Deposit Insurance Corporation/Resolution Trust
                                                       Corporation from 1991 to July 1996.

                             EXECUTIVE COMPENSATION

    The following table sets forth the cash and non-cash compensation awarded to the Chairman of the Board of Directors and each of the other four most highly compensated executive officers of the Corporation whose income exceeded $100,000 during the year ended December 31, 1997 (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                                  LONG TERM COMPENSATION AWARDS
                                                                                                 -------------------------------
                                                 ANNUAL COMPENSATION             RESTRICTED    SECURITIES
                                             ----------------------------           STOCK      UNDERLYING
NAME AND PRINCIPAL POSITION         YEAR        SALARY            BONUS            AWARDS      OPTIONS (#)  ALL OTHER COMPENSATION
--------------------------------  ---------  -------------     ------------     -------------  -----------  ----------------------
William B. Dockser..............       1997  $     230,000     $    215,000             -0-       150,000     $   467,424 (2)
Chairman of the Board of               1996  $     167,500              -0-             -0-           -0-     $   494,672 (2)
  Directors                            1995  $      62,500(1)           -0-             -0-     1,500,000     $   130,297 (2)

H. William Willoughby...........       1997  $     230,000     $    215,000             -0-       150,000     $   467,424 (2)
President and Secretary                1996  $     167,500              -0-             -0-           -0-     $   494,672 (2)
                                       1995  $      62,500 (1)          -0-             -0-     1,500,000     $   130,297 (2)

Frederick J. Burchill...........       1997  $     191,875     $    200,000             -0-        45,000             -0-
Executive Vice President               1996  $     179,375     $    125,000             -0-        20,000             -0-
                                       1995  $      87,500 (1) $     75,000 (1)  $  316,292 (3)    65,000             -0-

Cynthia O. Azzara...............       1997  $     147,500     $     77,500             -0-        25,000             -0-
Senior Vice President                  1996  $     135,000     $     50,000             -0-        10,000             -0-
Chief Financial Officer and            1995  $      63,333 (1) $     25,000 (1)  $  118,613 (4)    25,000             -0-
Treasurer

Donald R. Drew..................       1997  $     166,596 (5)          -0-             -0-           -0-             -0-
Senior Vice President

------------------------

(1) These amounts relate to the period from June 30, 1995 through December 31, 1995. Prior to the Merger, none of these executive officers received cash or any other form of compensation from the Corporation.

(2) These amounts represent deferred compensation which the Corporation has agreed to pay for services performed in connection with the Merger. As discussed in "Report of the Compensation and Stock Option Committee" below, these amounts were paid solely from principal and interest received by the Corporation from CRI in connection with the Note Receivable (defined below) acquired by the Corporation in the Merger.

(3) The 40,164 restricted Common Shares had a value or $602,460 at December 31, 1997. A total of 110,452 restricted Common Shares were awarded to employees in 1995. Such officer's Common Shares vest in three equal installments on the first three anniversaries of the closing date of the Merger (June 30, 1995). Dividends are paid on the restricted stock.

(4) The 15,062 restricted Common Shares had a value of $225,930 at December 31, 1997. A total of 110,452 restricted Common Shares were awarded to employees in 1995. Such officer's Common Shares vest in three equal installments on the first three anniversaries of the closing date of the Merger (June 30, 1995). Dividends are paid on the restricted stock.

(5) This amount relates to the period from April 7, 1997 (commencement of employment) through December 31, 1997 and includes commissions paid of $55,216.

`Option Grants in 1997

    The following table sets forth the options to purchase Common Shares granted to each of the Named Executive Officers with respect to the year ended December 31, 1997:

                       OPTION GRANTS IN LAST FISCAL YEAR

                               COMMON SHARES     % OF TOTAL OPTIONS       EXERCISE
                                UNDERLYING      GRANTED TO EMPLOYEES        PRICE       EXPIRATION     GRANT DATE
NAME                          OPTIONS GRANTED      IN FISCAL YEAR         ($/SHARE)        DATE       PRESENT VALUE
----------------------------  ---------------  -----------------------  -------------  -------------  -------------
William B. Dockser..........       150,000(1)              29.3%         $   15.9375   01-Jul-2005    $  240,810 (5)
H. William Willoughby.......       150,000(1)              29.3%         $   15.9375   01-Jul-2005    $  240,810 (5)
Frederick J. Burchill.......        20,000(2)               3.9%         $   12.7500   02-Jan-2005    $   23,872 (4)
                                    25,000(3)               4.9%         $   15.9375   01-Jul-2005    $   40,135 (5)
Cynthia O. Azzara...........        10,000(2)               2.0%         $   12.7500   02-Jan-2005    $   11,936 (4)
                                    15,000(3)               2.9%         $   15.9375   01-Jul-2005    $   24,081 (5)
Donald R. Drew..............           -0-                  N/A                 N/A        N/A               N/A

------------------------

(1) These options were granted on July 1, 1997 and will vest in equal installments over three years beginning July 1, 1999.

(2) These options were granted on January 2, 1997 and will vest in equal installments on the first three anniversaries of the date of grant.

(3) These options were granted on July 1, 1997 and will vest in equal installments on the first three anniversaries of the date of grant.

(4) These values are estimated on the date of grant using the Black-Scholes option pricing model, which produces a per option share value as of January 2, 1997, the grant date, of $1.6054 using the following principal assumptions: expected stock price volatility of 25%, risk free rate of return of 5.944%, dividend yield of 9.5% and expected life of 2 years. No adjustments have been made for forfeitures or nontransferability. The actual value, if any, that the executive officer will realize from these options will depend solely on the increase in the stock price over the option price when the options are exercised.

(5) These values are estimated on the date of grant using the Black-Scholes option pricing model, which produces a per option share value as of July 1, 1997, the grant date, of $1.1936 using the following principal assumptions: expected stock price volatility of 25%, risk free rate of return of 6.149%, dividend yield of 9.5% and expected life of 2.88 years. No adjustments have been made for forfeitures or nontransferability. The actual value, if any, that the executive officer will realize from these options will depend solely on the increase in the stock price over the option price when the options are exercised.

      AGGREGATED OPTION EXERCISES IN 1997 AND YEAR-END 1997 OPTION VALUES

                                                            NUMBER OF COMMON SHARES      VALUE OF UNEXERCISED
                                                             UNDERLYING UNEXERCISED      IN-THE-MONEY OPTIONS
                                                 VALUE       OPTIONS AT FY-END (#)           AT FY-END ($)
                  COMMON SHARES ACQUIRED       REALIZED          EXERCISABLE /               EXERCISABLE /
NAME            ON EXERCISE DURING 1997 (#)     ($) (1)          UNEXERCISABLE             UNEXERCISABLE(2)
--------------  ---------------------------  -------------  ------------------------  ---------------------------
William B.
  Dockser.....              10,000            $    62,300        390,000/1,050,000     $    1,539,700/$3,957,000
H. William
  Willoughby..              37,095            $   221,953        543,905/1,050,000     $    2,344,623/$3,957,000
Frederick J.
  Burchill....                 -0-                    -0-            50,001/79,999     $        254,138/$213,312
Cynthia O.
  Azzara......                 -0-                    -0-            20,001/39,999     $         100,921/$93,579
Donald R.
  Drew........                 N/A                    N/A                      N/A                           N/A

------------------------

(1) The value realized on the exercise of stock options was determined by taking the difference between the option price and the fair market value of the Common Shares on the date of exercise.

(2) The value of the in-the-money options was determined by taking the difference between $15.00, the closing price of the Common Shares on December 31, 1997, and the exercise price of each option.

EMPLOYMENT AND NONCOMPETITION AGREEMENTS

    On June 30, 1995, in connection with the Merger, the Corporation, through its wholly-owned operating subsidiary CRIIMI MAE Management, Inc. (the "Management Corporation"), entered into employment and noncompetition agreements with each of Messrs. Dockser and Willoughby. Messrs. Dockser's and Willoughby's employment agreements each provide for a minimum annual compensation of $125,000 and a term expiring on June 30, 2000. The agreements require each of Messrs. Dockser and Willoughby to devote a substantial portion of such officer's time to the affairs of the Corporation and its affiliated entities, except that each of them may devote time to other existing business activities; provided that the time devoted to such other existing business activities does not interfere with the performance of his duties to the Corporation and its affiliated entities. The agreements define the phrase "substantial portion" to mean all of the time required to perform the services necessary and appropriate for the conduct of the businesses of the Corporation and its affiliated entities. The agreements also include provisions that prohibit Messrs. Dockser and Willoughby from competing with the Corporation or the Corporation's affiliates for at least six years from June 30, 1995, subject to certain limited exceptions.

    In connection with the Merger, the Management Corporation also entered into employment agreements with two other executive officers of the Corporation on June 30, 1995, namely Frederick J. Burchill and Cynthia O. Azzara. These agreements have three-year terms and provide for minimum annual salaries of $175,000 and $130,000, respectively. Each of these agreements includes provisions prohibiting such person from competing with the Corporation or the Corporation's affiliated entities while employed by the Management Corporation.

EMPLOYEE STOCK OPTION PLAN

    The purposes of the Employee Stock Option Plan are to enhance the long-term profitability of the Corporation and shareholder value by offering incentives and rewards to those officers and employees of the Corporation and its subsidiaries who are important to the Corporation's growth and success, and to encourage such officers and employees to remain in the service of the Corporation and its subsidiaries and to acquire and maintain stock ownership in the Corporation.

    The Employee Stock Option Plan currently provides for grants of stock options to purchase up to 1,000,000 Common Shares at any time prior to June 30, 2000. As of March 2, 1998, options to purchase a total of 743,104 Common Shares are outstanding under the Employee Stock Option Plan. Options granted under the Employee Stock Option Plan are either "nonqualified stock options" or "incentive stock options." The exercise price for options granted under the Employee Stock

Option Plan may not be less than the fair market value of the Common Shares on the date of grant. The Board of Directors has proposed to increase the number of Common Shares authorized for issuance under the Employee Stock Option Plan to 2,000,000. See "Proposal 2--Amendment to the Amended and Restated Stock Option Plan for Key Employees" below.

    Any executive officer or other employee of the Corporation or any subsidiary of the Corporation is eligible to be granted options. The Compensation and Stock Option Committee is authorized to select from among employees the individuals to whom options are to be granted and to determine the number of Common Shares that will be subject to the options, whether such options are to be incentive stock options or nonqualified stock options, and the terms and conditions of the options consistent with the Employee Stock Option Plan.

    The Employee Stock Option Plan is administered by the Compensation and Stock Option Committee consisting of four members of the Board of Directors, appointed from time to time (and removable) by the Board of Directors. Currently, the Compensation and Stock Option Committee comprises Messrs. Carlson, Dale, Dunnells and Merrick, each of whom is an Unaffiliated Director. Except as permitted by Rule 16b-3(c)(2) under the Exchange Act, options may not be granted under the Employee Stock Option Plan to any member of the Compensation and Stock Option Committee during the term of his or her membership on the Compensation and Stock Option Committee.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    The Board of Directors includes two persons, Messrs. Dockser and Willoughby, who serve as Chairman of the Board of Directors and President, respectively, of the Corporation. In connection with the Merger, Messrs. Dockser and Willoughby each executed employment agreements with the Corporation. See "Executive Compensation -Employment and Noncompetition Agreements."

    In addition, through the Merger, the Corporation acquired companies affiliated with CRI, a company owned by Messrs. Dockser and Willoughby. Messrs. Dockser and Willoughby each received 1,325,419 Common Shares and options to purchase 1,000,000 Common Shares at an exercise price of $9.77 per share and options to purchase an additional 500,000 Common Shares at an exercise price of $12.27 per share. The options vest in equal installments on the first five anniversaries of the closing date of the Merger (June 30, 1995). As part of the total consideration, the Corporation assumed approximately $9.1 million in debt owed by CRI and affiliates and guaranteed by Messrs. Dockser and Willoughby. See "Directors' Remuneration--Certain Legal Proceedings."

    CRI Liquidating REIT, Inc. ("Liquidating REIT") was a 56.5% owned subsidiary of the Corporation. Liquidating REIT dissolved during 1997 in accordance with its shareholder approved plan of complete liquidation and dissolution. A CRI-affiliated entity, CRI Insured Mortgage Associates Adviser Limited Partnership, served as the adviser (the "Adviser") for Liquidating REIT. The Adviser received an annual fee and certain incentive fees for managing Liquidating REIT's portfolio of mortgages prior to its dissolution. In 1997, those fees totaled $11,468.

    Pursuant to a reimbursement agreement (the "Liquidating REIT Reimbursement Agreement") entered into between the Adviser and the Management Corporation in connection with the Merger, the employees of the Management Corporation performed certain functions on behalf of the Adviser under the Liquidating REIT Advisory Agreement. Neither the Management Corporation nor the Corporation received advisory fees under the Liquidating REIT Advisory Agreement. However, the Management Corporation was reimbursed, at cost, for its employees' time and expenses pursuant to the Liquidating REIT Reimbursement Agreement. Liquidating REIT dissolved during 1997 in accordance with its shareholder approved plan of complete liquidation and dissolution and the Liquidating REIT Advisory Agreement was terminated. For the year ended December 31, 1997, Liquidating REIT reimbursed the Management Corporation $124,439 for services provided on its behalf in connection with the Liquidating REIT Reimbursement Agreement.

    The Corporation maintains its headquarters office at the CRI Building in Rockville, Maryland. Pursuant to an administrative services agreement with CRI which was entered into in connection with the Merger (the "CRI Administrative Services Agreement"), CRI is obligated to provide the Corporation and its subsidiaries with certain administrative and office facility services and other services, at cost, with respect to certain aspects of the Corporation's business. The Corporation intends to use the services provided under the CRI Administrative Services Agreement to the extent such services are not performed by the Corporation or provided by another service provider. The CRI Administrative Services Agreement is terminable on 30 days' notice at any time by the Corporation. The Corporation and its subsidiaries paid charges under the CRI Administrative Services Agreement of $399,162 for the year ended December 31, 1997.

    In June 1997, an indirect subsidiary of the Corporation acquired a Holiday Inn Express hotel in Nashville, Tennessee in a foreclosure sale from a commercial mortgage-backed security trust. In connection with such purchase, the subsidiary-owner of the hotel entered into a hotel management agreement (the'Hotel Management Agreement") with Capitol Hotel Group International, Inc. ("CHGI"), a Maryland corporation partially owned by Messrs. Dockser and Willoughby. The Hotel Management Agreement provides that in exchange for the hotel management and operating duties set forth in the agreement, CHGI will receive an annual management fee in an amount equal to four percent of the total annual revenues of the hotel plus twenty percent of the annual net profit of the hotel. For the year ended December 31, 1997, the Corporation paid a total of $36,180 to CHGI pursuant to the Hotel Management Agreement. Prior to entering into the Hotel Management Agreement, the Corporation received a written opinion from an independent hotel consulting and appraisal company that the terms of the Hotel Management Agreement were reasonable and within industry standards.

             REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE

    This report is not deemed to be "soliciting material" or deemed to be "filed" with the Securities and Exchange Commission (the "SEC") or subject to the SEC's proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Corporation under the Securities Act of 1933, as amended, or the Exchange Act.

    The Corporation's executive compensation program is intended to attract, retain and reward experienced, highly motivated executive officers who are capable of effectively leading and continuing the growth of the Corporation. The objective of the executive compensation program is to align the executives' goals and interests with those of the Corporation's shareholders through various motivational incentives including cash and equity-based compensation.

    In support of these goals, the Corporation's executive compensation program is designed to reward performance that contributes to the Corporation's short-term and long-term success. Accordingly, the Corporation attempts to provide both short-term and long-term incentive compensation that is related to both the Corporation's and the individual's performance. To accomplish these goals, the Corporation's executive compensation program is structured with three primary components: base salary, annual bonus and long-term incentives (i.e., stock options and/or stock awards).

    Employment agreements govern the salaries, bonuses, stock grants and option grants provided to certain of the Corporation's executive officers, namely, Messrs. Dockser, Willoughby and Burchill and Ms. Azzara. See "Executive Compensation--Employment and Noncompetition Agreements." Except as described in the following paragraph with respect to Messrs. Dockser and Willoughby, these employment agreements provide for base salary levels which are determined according to each individual executive's position in the Corporation. The employment agreements also provide for financial awards in the form of bonuses. While the Board of Directors generally has the authority to determine bonuses for the officers of the Corporation, certain minimum bonus awards are required by the employment agreements. The Corporation also granted options to purchase Common Shares to Messrs. Dockser, Willoughby and Burchill and Ms. Azzara, pursuant to the employment agreements, which vest over a three to five-year period. These officers may be eligible for additional grants of options pursuant to the Employee Stock Option Plan, which currently provides for grants of options to purchase up to 1,000,000 Common Shares (of which options to purchase a total of 743,104 Common Shares have already been granted through March 2,
1998). See "Executive Compensation--Employee Stock Option Plan" above. Options to purchase a total of 370,000 Common Shares were granted to the Named Executive Officers during 1997.

    The Corporation's senior executive officers, Messrs. Dockser and Willoughby, each received a base salary of $230,000 during 1997. While the salary and compensation awards of Messrs. Dockser and Willoughby are determined substantially in conformity with the policies described above for all other executive officers of the Corporation, their salaries and bonuses are also specifically determined by the Committee based on a number of factors including, among others, achievements and goals reached by the Corporation, the individual performance of Messrs. Dockser and Willoughby and a review of reports and recommendations by an executive compensation consulting firm employed by this Committee (which includes a review of salaries for senior executives of comparable companies). The members of the Compensation and Stock

Option Committee have determined that the compensation of the Corporation's senior officers should be closely linked to the performance of the Corporation. Accordingly, a majority of the compensation paid to Messrs. Dockser and Willoughby is in the form of options to purchase Common Shares which vest over a period of time and which have exercise prices at or above the market price on the date of grant.

    Additionally, in connection with the Merger, the Corporation entered into a deferred compensation arrangement with Messrs. Dockser and Willoughby in the aggregate amount of $5,002,183 pursuant to which the Corporation agreed to pay each of Messrs. Dockser and Willoughby for services performed in connection with structuring of the Merger. The Corporation's obligation to pay the deferred compensation is limited, with certain exceptions, to the creation of an irrevocable grantor trust for the benefit of Messrs. Dockser and Willoughby and the transfer to such trust of the right to receive such deferred compensation (the "Note Receivable") in the amount of $5,002,183. The deferred compensation is fully vested and payable, except in the event of bankruptcy, only to the extent that payments continue to be made on the Note Receivable. Payments of principal and interest on the Note Receivable and the deferred compensation are payable quarterly and terminate in ten years. The Note Receivable and the deferred compensation obligation bear interest at the prime rate (8.5% as of December 31, 1997) plus 2% per annum.

    The SEC requires that this report comment upon the Corporation's policy with respect to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which limits the deductibility on the Corporation's tax return of compensation over $1 million to any of the Named Executive Officers of the Corporation unless, in general, the compensation is paid pursuant to a plan which is performance related, non-discretionary and has been approved by the Corporation's shareholders. The deductibility limitation outlined by Section 162(m) of the Code is not currently a consideration for the Corporation because none of its executives earned sufficient compensation income in 1997 nor are any Corporation executives anticipated to have sufficient compensation in the near future to be subject to Section 162(m).

         Submitted by the Compensation and Stock Option Committee
         March 10, 1998

         Garret G. Carlson, Sr.
         G. Richard Dunnells
         Larry H. Dale
         Robert J. Merrick

                  COMPARISON OF CUMULATIVE SHAREHOLDER RETURNS

    The following Performance Graph compares the cumulative total shareholder return on the Common Shares with the cumulative total shareholder return of the companies comprising (i) the S&P 500 index and (ii) the NAREIT Mortgage Index, an industry index provided by the National Association of Real Estate Investment Trusts. The chart assumes an initial investment of $100 on December 31, 1992, and the reinvestment of all dividends paid thereafter with respect to such $100 investment, in each of (i) the Common Shares, (ii) the stocks comprising the S&P 500 Index and (iii) the stocks comprising the NAREIT Mortgage Index.

PERFORMANCE GRAPH

                                                      12/31/1992    12/31/1993   12/31/1994   12/31/1995   12/31/1996   12/31/1997
                                                     -------------  -----------  -----------  -----------  -----------  -----------
CRIIMI MAE.........................................                      22.64%      (30.17)%       39.56%       68.60%       28.81%
                                                       $     100        122.64        85.64       119.52       201.51       259.57
S&P 500............................................                       9.99%        1.31%       37.43%       22.96%       14.25%
                                                       $     100        109.99       111.43       153.13       188.29       215.13
NAREIT Mortgage Index*.............................                      14.55%      (24.30)%       63.41%       50.87%        3.82%
                                                       $     100        114.55        86.71        141.7       213.78       221.95

------------------------

* The NAREIT Mortgage Index includes all real estate investment trusts ("REITs") listed on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market System. During 1997, 26 REITs were included in the NAREIT Mortgage index. The Corporation will provide to any shareholder upon request the names of the companies whose stocks comprise the NAREIT Mortgage index

               PROPOSAL 2--AMENDMENT TO THE AMENDED AND RESTATED
                      STOCK OPTION PLAN FOR KEY EMPLOYEES

    The Corporation proposes to amend the Employee Stock Option Plan to increase the total number of Common Shares that may be issued upon the exercise of options that are granted thereunder. The Employee Stock Option Plan was implemented by the Corporation in 1995 and approved by the shareholders of the Corporation at the 1996 Annual Meeting of Shareholders. The stated purpose of the Employee Stock Option Plan is to enhance the long-term profitability and shareholder value of the Corporation by offering incentives and awards to officers and employees of the Corporation and its subsidiaries who are important to the Corporation's growth and success, and to encourage them to remain in the service of the Corporation and its subsidiaries and to acquire and maintain stock ownership in the Corporation. The Employee Stock Option Plan is discussed in further detail under the heading, "Executive Compensation-Employee Stock Option Plan," above.

    Presently, the Employee Stock Option Plan provides that the Corporation must reserve 1,000,000 shares of Common Stock for issuance to participating officers and employees. As of March 2, 1998, options to purchase a total of 743,104 Common Shares were outstanding under the Employee Stock Option Plan. By unanimous resolution dated March 10, 1998, the Board of Directors approved an amendment to the plan to increase the total number of Common Shares issuable upon the exercise of options granted thereunder to 2,000,000 Common Shares, subject to shareholder approval.

    The Employee Stock Option Plan may be amended from time to time by the Board of Directors, subject to the approval of the shareholders of the Corporation to the extent required by laws of the State of Maryland, the Code or Exchange Act Rule 16b-3.

    The Employee Stock Option Plan may benefit certain officers of the Corporation by permitting such individuals, along with all eligible employees, to purchase Common Shares at a discount to its market price.

    The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve the proposed amendment to the Employee Stock Option Plan.

    The closing price of CRIIMI MAE's Common Shares, as reported on the New York Stock Exchange Composite Transactions Tape on March 6, 1998, was $15.75.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE EMPLOYEE STOCK OPTION PLAN.

       PROPOSAL 3--RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

    The Corporation's financial statements for the year ended December 31, 1997 were audited by Arthur Andersen LLP. The directors have selected Arthur Andersen LLP as the Corporation's auditors to examine the financial statements of the Corporation for the 1998 fiscal year. Services provided to the Corporation and its subsidiaries by Arthur Andersen LLP in 1997 included the examination of the Corporation's consolidated financial statements, limited reviews of quarterly reports, services related to filings with the SEC and consultations on various tax and information service matters.

    A representative of Arthur Andersen LLP will be present at the Annual Meeting. This representative will have an opportunity to make a statement, and will be available to respond to questions by shareholders.

    The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the appointment of Arthur Andersen LLP as the Corporation's independent accountants.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE CORPORATION'S INDEPENDENT ACCOUNTANTS FOR THE 1998 FISCAL YEAR.

                                 OTHER MATTERS

    The Board of Directors knows of no other business which will be presented at the Annual Meeting. If other matters properly come before the Annual Meeting, the persons named as proxy holders will vote in their discretion on any such matter.

                             ADDITIONAL INFORMATION

    Shareholder Proposals for the 1999 Annual Meeting. Shareholders interested in presenting a proposal for consideration at the Corporation's 1999 Annual Meeting of Shareholders (expected to be held in May 1999) may do so by following the procedures prescribed in Rule 14a-8 under the Exchange Act and the Corporation's Bylaws. To be eligible for inclusion, shareholder proposals must be received by the Corporation's Secretary no later than December 1, 1998.

    PROXY SOLICITATION COSTS. The proxies being solicited hereby are being solicited by the Corporation. The cost of soliciting proxies in the enclosed form will be borne by the Corporation. Officers and regular employees of the Corporation may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. The Corporation will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

                                       BY ORDER OF THE BOARD OF DIRECTORS,

                                       /s/ H. William Willoughby

                                       H. WILLIAM WILLOUGHBY
                                       Secretary

March 27, 1998

                                 CRIIMI MAE Inc.

            Proxy for Annual Meeting of Shareholders on May 12, 1998 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of CRIIMI MAE Inc. appoints William B. Dockser and
H. William Willoughby, and each of them, with full power of substitution, as proxy to vote all shares of the undersigned in CRIIMI MAE Inc., at the Annual Meeting of Shareholders to be held on May 12, 1998 and at any adjournments thereof (the "Annual Meeting"), with like effect and as if the undersigned were personally present and voting, upon the matters set forth in this proxy card. This card also provides voting instructions for shares held in the CRIIMI MAE Inc. Dividend Reinvestment and Stock Purchase Plan:

         1.       To elect two Class III Directors.

                  William B. Dockser
                  G. Richard Dunnells

                  / /     For     / /      Withhold     / /      For All Except

         INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.
                  --------------------------------------------------------------
         2. Proposal to approve the amendment to increase the number of shares of the Corporation's Common Stock authorized for issuance under the Corporation's Amended and Restated Stock Option Plan for Key Employees.

                  / /     For    / /      Against       / /      Abstain

         3. Proposal to ratify the appointment of Arthur Andersen LLP as the Corporation's independent accountants for the 1998 fiscal year.

                  / /     For    / /      Against       / /      Abstain

         4. Such other matters as may properly come before the Annual Meeting or any adjournments thereof, at the discretion of the proxy holders.

PROXIES WILL BE VOTED AS DIRECTED OR SPECIFIED, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED (1) FOR THE ELECTION OF NOMINEES WILLIAM B. DOCKSER AND G. RICHARD DUNNELLS TO SERVE AS CLASS III DIRECTORS, (2) FOR APPROVAL OF THE AMENDMENT TO THE AMENDED AND RESTATED STOCK OPTION PLAN FOR KEY EMPLOYEES, (3) FOR RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE CORPORATION'S INDEPENDENT ACCOUNTANTS AND (4) FOR OR AGAINST ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AT THE DISCRETION OF THE PROXY HOLDERS. PLEASE BE SURE TO SIGN AND DATE THIS PROXY BELOW.

                                         Dated:                   , 1998
                                               ------------------

                                             -------------------------------
                                                  Shareholder sign above

                                             -------------------------------
                                               Co-holder, if any, sign above


SIGNATURE(S) MUST CORRESPOND EXACTLY WITH NAME(S) AS IMPRINTED HEREON. When signing as attorney, executor, administrator, trustee or guardian, please give the full title as such, and if the signer is a corporation, please sign with the full name by a duly authorized officer. If stock is held in the name of more than one person, all named holders must sign the proxy.

PLEASE VOTE AT ONCE.  It is important.